Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 929,000.00
Previously Paid Amount	128.29
Total Fee Amount	128.29
Total Offset Amount	0.00
Net Fee	$ 0.00
Final Prospectus	false